UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2007

ENVIROSAFE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-52407	94-3251254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Naner Street, Wanshou Road, Suite 602
Haizhu District, Guangzhou, P. R. China
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (954) 424-2345

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Copies to:
Greentree Financial Group, Inc.
7951 SW 6th Street, Suite 216
Plantation, FL 33324
(954) 424-2345 Tel
(954) 424-2230 Fax

This Current Report on Form 8-K is filed by Envirosafe Corporation, a Delaware corporation (the “Registrant”), in connection with the items set forth below.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On November 5, 2007 the Company authorized the issuance of 500,000 shares of Common Stock of the Registrant to Greentree Financial Group, Inc., representing approximately 23.35% of the then issued and outstanding shares after the issuance, for the services rendered in connection with assistance with preparation of documents filed with Securities and Exchange Commission, and other contracts. The shares will be issued with restrictive legends pursuant to Rule 144.  The transaction was handled as a private sale exempt from registration under Rule 506 of the Securities Act of 1933.

Exhibit

10.1        Professional service agreement, dated September 17, 2007

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 6th day of November, 2007.                           ENVIROSAFE CORPORATION

/s/ Guoqiang Zhan                           .
Guoqiang Zhan, President

3